UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 1, 2014

Date of Report (Date of earliest event reported)

POLY SHIELD TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-33309	33-0953557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 San Francisco St., Suite 201 San Juan, Puerto Rico		00901
(Address of principal executive offices)		(Zip Code)

1 (800) 648-4287

Registrant's telephone number, including area code

888 S Andrews Ave, Suite 201

Fort Lauderdale, Florida 33316

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07

Submission of Matters to a Vote of Security Holders

Approval of Name Change

On July 1, 2014, Poly Shield Technologies Inc. (the “Company”) received the written consent of Paer Thomas Rasmus Norling approving an amendment to the Company’s Certificate of Incorporation to change the name of the Company to “Triton Emission Solutions Inc.” (the “Name Change”) and approving an amended and restated Certificate of Incorporation for the Company reflecting the Name Change.  Other than the Name Change, no material amendments were approved to the Company’s Certificate of Incorporation.

Mr. Norling is the holder of 50,700,000 shares of the Company’s common stock, representing 57.6% of all of the issued and outstanding shares of the Company’s Common Stock.

The Name Change is expected to become effective approximately 20 calendar days after the Company has filed  a final definitive Schedule 14C Information Statement with the United States Securities and Exchange Commission regarding the Name Change and mailed that Information Statement to the Company’s stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POLY SHIELD TECHNOLOGIES INC.

Date: July 8, 2014	By: /s/ Rasmus Norling

Name: Rasmus Norling
Title: CEO

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